Exhibit 99.2

Vistra Energy Prices Private Offering of

$1.1 Billion of Senior Secured Notes

IRVING, Texas, November 6, 2019 — Vistra Energy Corp. (NYSE: VST) (the “Company” or “Vistra Energy”) announced today the pricing of a private offering (the “Offering”) of $1.1 billion aggregate principal amount of senior secured notes, consisting of $300 million aggregate principal amount of senior secured notes due 2024 at a price to the public of 101.782% of their face value (the “2024 Notes”), which form a part of the same series as the Company’s outstanding 3.55% Senior Secured Notes due 2024 issued on June 11, 2019, and $800 million aggregate principal amount of senior secured notes due 2027 at a price to the public of 99.789% of their face value (the “2027 Notes” and together with the 2024 Notes, the “Notes”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in accordance with Regulation S under the Securities Act. The Notes will be senior, secured obligations of Vistra Operations Company LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of the Company (the “Issuer”). The 2024 Notes will bear interest at the rate of 3.55% per annum, and the 2027 Notes will bear interest at the rate of 3.70% per annum. The Notes will be fully and unconditionally guaranteed by certain of the Issuer’s current and future subsidiaries that also guarantee the Issuer’s credit agreement. The Notes will be secured by a first-priority security interest in the same collateral that is pledged for the benefit of the lenders under the Issuer’s credit agreement, which consists of a substantial portion of the property, assets and rights owned by the Issuer and the subsidiary guarantors as well as the stock of the Issuer. The collateral securing the Notes will be released if the Issuer’s senior, unsecured long-term debt securities obtain an investment grade rating from two out of the three rating agencies, subject to reversion if such rating agencies withdraw the investment grade rating of the Issuer’s senior, unsecured long-term debt securities or downgrade such rating below investment grade.

The Offering is expected to close on November 15, 2019, subject to customary closing conditions.

The purpose of the Offering is to prepay certain amounts outstanding under the senior secured term loan under the Issuer’s credit agreement and to pay fees and expenses related to the Offering. The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

This press release does not constitute an offer to purchase securities or a solicitation of an offer to sell any securities or an offer to sell or the solicitation of an offer to purchase any new securities nor does it constitute an offer or solicitation in any jurisdiction in which such offer or solicitation is unlawful.

Media

Meranda Cohn

214-875-8004

Media.Relations@vistraenergy.com

Vistra Energy - Press Release

November 6, 2019, Page 2

Analysts

Molly Sorg

214-812-0046

Investor@vistraenergy.com

About Vistra Energy

Vistra Energy (NYSE: VST) is a premier, integrated, Fortune 350 energy company based in Irving, Texas, providing essential resources for customers, commerce, and communities. Vistra combines an innovative, customer-centric approach to retail with safe, reliable, diverse, and efficient power generation. The company brings its products and services to market in 20 states and the District of Columbia, including six of the seven competitive retail markets in the U.S. and markets in Canada and Japan, as well. Serving nearly 5 million residential, commercial, and industrial retail customers with electricity and gas, Vistra is the largest competitive residential electricity provider in the country and offers over 40 renewable energy plans. The company is also the largest competitive power generator in the U.S. with a capacity of approximately 39,000 megawatts powered by a diverse portfolio of natural gas, nuclear, coal, solar, and battery energy storage facilities. In addition, the company is a large purchaser of wind power. The company is currently developing the largest battery storage system of its kind in the world – a 300-MW/1,200-MWh system in Moss Landing, California. Vistra is guided by four core principles: we do business the right way, we work as a team, we compete to win, and we care about our people, our neighbors, and our stakeholders.

Cautionary Note Regarding Forward-Looking Statements

The information presented herein includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Vistra Energy Corp. (“Vistra Energy”) operates and beliefs of and assumptions made by Vistra Energy’s management, involve risks and uncertainties, which are difficult to predict and are not guarantees of future performance, that could significantly affect the financial results of Vistra Energy. All statements, other than statements of historical facts, that are presented herein, or in response to questions or otherwise, that address activities, events or developments that may occur in the future, including such matters as activities related to our financial or operational projections, projected synergy, value lever and net debt targets, capital allocation, capital expenditures, liquidity, projected Adjusted EBITDA to free cash flow conversion rate, dividend policy, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of power generation assets, market and industry developments and the growth of our businesses and operations (often, but not always, through the use of words or phrases, or the negative variations of those words or other comparable words of a future or forward-looking nature, including, but not limited to, “intends,” “plans,” “will likely,” “unlikely,” “believe,” “expect,” “seek,” “anticipate,” “estimate,” “continue,” “will,” “shall,” “should,” “could,” “may,” “might,” “predict,” “project,” “forecast,” “target,” “potential,” “forecast,” “goal,” “objective,” “guidance” and “outlook”),are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although Vistra Energy believes that in making any such forward-looking statement, Vistra Energy’s expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and risks that could cause results to differ materially from those projected in or implied by any such forward-looking statement, including, but not limited to: (i) adverse changes in general economic or market conditions (including changes in interest rates) or changes in political conditions or federal or state laws and regulations; (ii) the ability of Vistra Energy to execute upon the contemplated strategic and performance initiatives and to successfully integrate acquired businesses; (iii) actions by credit ratings agencies; and (iv) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Vistra Energy from time to time, including the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” in Vistra Energy’s annual report on Form 10-K for the year ended December 31, 2018 and any subsequently filed quarterly reports on Form 10-Q.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, Vistra Energy will not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict all of them; nor can Vistra Energy assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.